KPMG LLP
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Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Solutions, LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Goldman Sachs & Co. LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2018-A, Private Education Loan-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2018_01_08_NAVSL 2018-A Pool_KPMG.xlsx” (the “Data File”) provided by the Company on January 12, 2018, containing certain information related to 7,154 student loans as of January 8, 2018 (the “Cutoff Date”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•
The term “Database Query File” means information regarding the current loan balance of the Selected Student Loans (defined below) as of the Cutoff Date contained in the Company’s internal loan servicing platform.

•
The term “Supplemental Data Screenshot” means a database query screenshot image provided to us by the Company, containing a list of refinanced student loans among the Selected Student Loans (defined below) as of the Cutoff Date.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Database of Accreditied Postsecondary Institutions and Programs” means a database identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents for each of the Selected Student Loans (defined below): Earnest Internal Tool Account Number Page, Loan Agreement, Verify Report Page, Database Query File, Credit Reports Page, Supplemental Data Screenshot, and Title IV Federal School Code List. The Loan File, furnished to us by the Company, was represented to be either the original Loan File or a copy of the original Loan File.

I.	The Selected Student Loans
We randomly selected a sample of student loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

II.	The Data File
A.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures as detailed below. The Loan File documents are listed in the order of priority until such attribute was compared.

Attributes	Loan File/Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement

Borrower State	Loan Agreement

Interest Rate	“Amount Financed” field in the “Overview” section of Earnest Internal Tool Account Number Page

Payment Frequency	“Schedule” field in the “Overview” section of Earnest Internal Tool Account Number Page

Loan Status	“Status” field in the “Overview” section of Earnest Internal Tool Account Number Page

First Payment Date/ Recomputed First Payment Date
“Term” field in the “Overview” section of Earnest Internal Tool Account Number Page, “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, or documentation in Supplemental Data Screenshot, and instructions provided by the Company described below

Original Loan Balance/ Recomputed Original	“Amount Financed” field in the “Overview” section of Earnest Internal Tool Account Number Page or

Attributes	Loan File/Instructions

Loan Balance
 “Amount” column corresponding to the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Current Loan Balance	“Unpaid_Principal_Balance” column in the Database Query File

Original Maturity Date/Recomputed Original Maturity Date
“Term” field in the “Overview” section of Earnest Internal Tool Account Number Page or Scheduled” column corresponding to the first “deposit” under “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type	“Degree” field in the “Educations” section of the Verify Report Page

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page

School Degree	“Degree” field in the “Educations” section of the Verify Report Page

Original FICO Score	“Score” field in the “FICO” section of the Credit Reports Page

1.	For purposes of comparing the First Payment Date, we were instructed by the Company to compare or recompute the First Payment Date as follows:
a)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page is before February 27, 2017, or the Selected Student Loan is included the list of refinanced loans in the Supplemental Data Screenshot, compare the date in the “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page to the “original_first_repayment_due_date” field in the Data File.

b)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page is on or after February 27, 2017, (i) add one month to the date in the “Term” field in the “Overview” section, and (ii) if the day of the “Term” field in the “Overview” section is from the 29th to the 31st, use the first day of the following month of the date from step (i) (the “Recomputed First Payment Date”).  We compared the Recomputed First Payment Date to the “original_first_repayment_due_date” field in the Data File.

2.	For purposes of comparing Original Loan Balance, we were instructed by the Company to compare or recompute the Original Loan Balance as follows:
a)	Compar the “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page to the “original_loan_amount_less_rop” field in the Data File.

b)
In the event the “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page did not agree to the “original_loan_amount_less_rop” field in the Data File, subtract the “Amount Financed” field in the “Overview” section to the sum the “Amount” column corresponding to the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page (the “Recomputed Original Loan Balance”).  We compared the Recomputed Original Loan Balance to the “original_loan_amount_less_ rop” field in the Data File.

3.	For purposes of comparing the Original Maturity Date, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:
a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is the 29th to the 31st, use the first day of the following month of the date from step (a).
We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File. For purposes of this procedure, the Company instructed us to consider the Original Maturity Dates to be in agreement if they were within one day.

For Selected Student Loan #12, we were instructed by the Company to round the Recomputed Original Maturity Date one (1) day from March 28, 2021 to March 29, 2021. Since the day of the Recomputed Original Maturity Date after the rounding was the 29th, we were instructed by the Company to use the first day of the following month from March 29, 2021. The resulting Recomputed Original Maturity Date was April 1, 2021, which agreed to the “original_maturity_date” field in the Data File. This was not considered an exception.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

B.
In addition to the procedures described above, for each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.  In the event the school name under the “underwritten_education_school_name” field in the Data File did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the first six (6) digits under the “underwritten_ education_school_nameopeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List. In the event the first six (6) digits under the “underwritten_education_school_ nameopeid” field in the Data File did not match the “SchoolCode” field in the Title IV Federal School Code List, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared on the Database of Accredited Postsecondary Instrituions and Programs.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reliability or accuracy of the Data File and the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer for the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
February 2, 2018

Exhibit A - The Selected Student Loans

Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number		Student Loan Number		Student Loan Number		Student Loan Number		Student Loan Number
1	2018001	39	2018039	77	2018077	115	2018115	153	2018153
2	2018002	40	2018040	78	2018078	116	2018116	154	2018154
3	2018003	41	2018041	79	2018079	117	2018117	155	2018155
4	2018004	42	2018042	80	2018080	118	2018118	156	2018156
5	2018005	43	2018043	81	2018081	119	2018119	157	2018157
6	2018006	44	2018044	82	2018082	120	2018120	158	2018158
7	2018007	45	2018045	83	2018083	121	2018121	159	2018159
8	2018008	46	2018046	84	2018084	122	2018122	160	2018160
9	2018009	47	2018047	85	2018085	123	2018123	161	2018161
10	2018010	48	2018048	86	2018086	124	2018124	162	2018162
11	2018011	49	2018049	87	2018087	125	2018125	163	2018163
12	2018012	50	2018050	88	2018088	126	2018126	164	2018164
13	2018013	51	2018051	89	2018089	127	2018127	165	2018165
14	2018014	52	2018052	90	2018090	128	2018128	166	2018166
15	2018015	53	2018053	91	2018091	129	2018129	167	2018167
16	2018016	54	2018054	92	2018092	130	2018130	168	2018168
17	2018017	55	2018055	93	2018093	131	2018131	169	2018169
18	2018018	56	2018056	94	2018094	132	2018132	170	2018170
19	2018019	57	2018057	95	2018095	133	2018133	171	2018171
20	2018020	58	2018058	96	2018096	134	2018134	172	2018172
21	2018021	59	2018059	97	2018097	135	2018135	173	2018173
22	2018022	60	2018060	98	2018098	136	2018136	174	2018174
23	2018023	61	2018061	99	2018099	137	2018137	175	2018175
24	2018024	62	2018062	100	2018100	138	2018138	176	2018176
25	2018025	63	2018063	101	2018101	139	2018139	177	2018177
26	2018026	64	2018064	102	2018102	140	2018140	178	2018178
27	2018027	65	2018065	103	2018103	141	2018141	179	2018179
28	2018028	66	2018066	104	2018104	142	2018142	180	2018180
29	2018029	67	2018067	105	2018105	143	2018143	181	2018181
30	2018030	68	2018068	106	2018106	144	2018144	182	2018182
31	2018031	69	2018069	107	2018107	145	2018145	183	2018183
32	2018032	70	2018070	108	2018108	146	2018146	184	2018184
33	2018033	71	2018071	109	2018109	147	2018147	185	2018185
34	2018034	72	2018072	110	2018110	148	2018148	186	2018186
35	2018035	73	2018073	111	2018111	149	2018149	187	2018187
36	2018036	74	2018074	112	2018112	150	2018150	188	2018188
37	2018037	75	2018075	113	2018113	151	2018151	189	2018189
38	2018038	76	2018076	114	2018114	152	2018152	190	2018190

(*)  The Company has assigned a unique Loan ID number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit A - The Selected Student Loans

Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number		Student Loan Number		Student Loan Number		Student Loan Number		Student Loan Number
191	2018191	225	2018225	259	2018259	293	2018293	323	2018323
192	2018192	226	2018226	260	2018260	294	2018294	324	2018324
193	2018193	227	2018227	261	2018261	295	2018295	325	2018325
194	2018194	228	2018228	262	2018262	296	2018296	326	2018326
195	2018195	229	2018229	263	2018263	297	2018297	327	2018327
196	2018196	230	2018230	264	2018264	298	2018298	328	2018328
197	2018197	231	2018231	265	2018265	299	2018299	329	2018329
198	2018198	232	2018232	266	2018266	297	2018297	330	2018330
199	2018199	233	2018233	267	2018267	297	2018297	331	2018331
200	2018200	234	2018234	268	2018268	298	2018298	332	2018332
201	2018201	235	2018235	269	2018269	299	2018299	333	2018333
202	2018202	236	2018236	270	2018270	300	2018300
203	2018203	237	2018237	271	2018271	301	2018301
204	2018204	238	2018238	272	2018272	302	2018302
205	2018205	239	2018239	273	2018273	303	2018303
206	2018206	240	2018240	274	2018274	304	2018304
207	2018207	241	2018241	275	2018275	305	2018305
208	2018208	242	2018242	276	2018276	306	2018306
209	2018209	243	2018243	277	2018277	307	2018307
210	2018210	244	2018244	278	2018278	308	2018308
211	2018211	245	2018245	279	2018279	309	2018309
212	2018212	246	2018246	280	2018280	310	2018310
213	2018213	247	2018247	281	2018281	311	2018311
214	2018214	248	2018248	282	2018282	312	2018312
215	2018215	249	2018249	283	2018283	313	2018313
216	2018216	250	2018250	284	2018284	314	2018314
217	2018217	251	2018251	285	2018285	315	2018315
218	2018218	252	2018252	286	2018286	316	2018316
219	2018219	253	2018253	287	2018287	317	2018317
220	2018220	254	2018254	288	2018288	318	2018318
221	2018221	255	2018255	289	2018289	319	2018319
222	2018222	256	2018256	290	2018290	320	2018320
223	2018223	257	2018257	291	2018291	321	2018321
224	2018224	258	2018258	292	2018292	322	2018322

(*)  The Company has assigned a unique Loan ID number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B - Exception List (Data File)

Selected Student Loan Number	Student Loan Number	Attributes	Per Data File	Per Loan File

34	2008034	First Payment Date	9/7/2017	8/24/2017
56	2008056	Original Loan Balance	$108,594.70	$108,943.82
99	2008099	Payment Frequency	monthly	fortnightly
101	2008101	Original Maturity Date	3/19/2025	3/17/2025
258	2008258	Interest Rate	5.20%	4.95%